                                                                EXHIBIT 99.1

                          SECOND AMENDMENT AND CONSENT


                 SECOND AMENDMENT AND CONSENT, dated as of May 28, 1996 (this "Amendment"), to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Lear Corporation (f/k/a Lear Seating Corporation), a Delaware corporation (the "Borrower"), the several financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and the Managing Agents, Co-Agents and Lead Managers identified therein.


                             W I T N E S S E T H :


                 WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, extensions of credit to the Borrower; and

                 WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement and other Loan Documents be modified in the manner provided for in this Amendment, and the Banks are willing to agree to such modifications as provided for in this Amendment;

                 NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

                 "`A Credit' and `A Credits':  as defined in subsection
         2.18(a).

                 `A Credit Amounts':  as defined in subsection 2.18(c).

                 `Additional Credit Facility': a revolving credit facility in which lenders agree to make available to the Borrower loans in an aggregate outstanding principal amount not to exceed $300,000,000 which shall have a final maturity no earlier than September 30, 2001 and shall contain substantially similar representations, warranties, covenants and events of default as those contained in this Agreement, as such credit facility is amended, supplemented or otherwise modified from time to time. The Additional Credit Facility may be secured by the Security Documents and may be guaranteed by the

         Subsidiary Guarantee, the Additional Subsidiary Guarantee and any other guarantees that also guarantee the Borrower's obligations hereunder.

                 `B Credit' and `B Credits':  as defined in subsection 2.18(a).

                 `B Credit Amounts':  as defined in subsection 2.18(c).

                 `Masland':  Masland Corporation, a Delaware corporation.

                 `Masland Margin Stock Collateral': as defined in subsection 2.18(a).

                 `Masland Merger': the merger of a Wholly Owned Subsidiary of the Borrower with and into Masland pursuant to the Agreement and Plan of Merger, dated May 23, 1996, by and among the Borrower, PA Acquisition Corp. and Masland, as the same has been or will be amended, supplemented or otherwise modified from time to time."

                 (b) Section 2 of the Credit Agreement is hereby amended by inserting the following new subsection 2.18 to such Section:

                 "2.18  Regulation U and Regulation G Prior to Masland Merger.
         (a) The Loans made by each Bank shall at all times prior to the Masland Merger be treated for purposes of Regulation U and Regulation G, as applicable, as two separate extensions of credit (the "A Credit" and the "B Credit" of such Bank and, collectively, the "A Credits" and the "B Credits"), as follows:

                 (i) the aggregate amount of the A Credit of such Bank shall be an amount equal to such Bank's pro rata share (based on the amount of its Commitment Percentage) of the maximum loan value (as determined in accordance with Regulation U and Regulation G, as applicable), of the shares of capital stock of Masland constituting Collateral (such shares, the "Masland Margin Stock Collateral"); and

                 (ii) the aggregate amount of the B Credit of such Bank shall be an amount equal to such Bank's pro rata share (based on the amount of its Commitment Percentage) of all Loans outstanding hereunder minus such Bank's A Credit.

         In the event that any Masland Margin Stock Collateral is acquired or sold, the amount of the A Credit of such Bank shall be adjusted (if necessary), to the extent necessary by prepayment, to an amount equal to such Bank's pro rata share (based on the amount of its Commitment Percentage) of the maximum loan value (determined in accordance with Regulation U and Regulation G, as applicable, as of the date of such acquisition or sale) of the Masland Margin Stock Collateral immediately after giving effect to such acquisition or sale. Nothing contained in this subsection 2.18 shall be deemed to permit any sale of Masland Margin Stock Collateral in violation of subsection 8.5 or 8.6.

                 (b) Each Bank will maintain its records to identify the A Credit of such Bank and the B Credit of such Bank, and, solely for the purposes of complying with Regulation U and Regulation G, as applicable, the A and B Credits shall be treated as separate extensions of credit. Each Bank hereby represents and warrants that the loan value of the Collateral (other than the Masland Margin Stock Collateral) is sufficient for such Bank to lend its pro rata share of the B Credit.

                 (c) The benefits of the direct and indirect security in the Masland Margin Stock Collateral created by the Loan Documents shall be allocated first to the benefit and security of the payment of the principal of and interest on the A Credits of the Banks and of all other amounts payable by the Borrower under this Agreement in connection with the A Credits (collectively, the "A Credit Amounts") and second, only after the payment in full of the A Credit
         Amounts, to the benefit and security of the payment of the principal of and interest on the B Credits of the Banks and of all other amounts payable by the Borrower under this Agreement in connection with the B Credits (collectively, the "B Credit Amounts"). The benefits of the direct and indirect security in the Collateral (other than the Masland Merger Stock Collateral) created by the Loan Documents, shall be allocated first to the benefit and security of the B Credit Amounts and second, only after the payment in full of the B Credit Amounts, to the benefit and security of the A Credit Amounts.

                 (d) The Borrower shall furnish to each Bank at the time of each acquisition and sale of Masland Margin Stock Collateral such information and documents as the Agent or such Bank may require to determine the A and B Credits, and at any time and from time to time, such other information and documents as the Agent or such Bank may reasonably require to determine compliance with Regulation U or Regulation G, as applicable.

                 (e) Each Bank shall be responsible for its own compliance with and administration of the provisions of this subsection 2.18 and Regulation U or Regulation G, as applicable, and the Agent shall have no responsibility for any determinations or allocations made or to be made by any Bank as required by such provisions. The Agent shall transmit to the Borrower on behalf of a Bank any requests made by such Bank pursuant to subsection 2.18(d) and shall transmit from the Borrower to such Bank or the Banks any information provided by the Borrower in response to inquiries made under subsection 2.18(d) or otherwise required to be delivered by the Borrower to the Banks pursuant to this subsection 2.18.

                 (f) In making the calculations and allocations required by this subsection, the amount of the Additional Credit Facility shall be deemed to be secured by the Collateral, and both the Obligations and the outstanding obligations under the Additional Credit Facility shall be required to be secured directly or indirectly by Collateral having a maximum loan value at least equal to the aggregate amount of the Obligations and the outstanding obligations under the Additional Credit Facility."

                 (c) Section 7 of the Credit Agreement is hereby amended by inserting the following new subsection 7.13 to such Section:

                 "7.13 Consummation of the Masland Merger. The Borrower shall cause the Masland Merger to be consummated in accordance with subsection 8.5(g) as soon as practicable after the date the Borrower or its Subsidiaries acquire more than 50% of the capital stock of Masland and prior to 180 days after such date."

                 (d) Subsection 8.2 of the Credit Agreement is hereby amended by (i) deleting paragraph (a) of such subsection in its entirety and inserting in lieu thereof the following:

                 "(a) (i) Indebtedness in respect of the Loans, the Notes, the Letters of Credit and other obligations arising under this Agreement and, without duplication, Indebtedness of the Borrower and Subsidiaries to the extent backed by Letters of Credit, and (ii) Indebtedness in respect of the loans and other liabilities and obligations arising under the Additional Credit Facility;";

(ii) deleting the text of paragraphs (g), (i), (j), (k), (l), (n), (o), (p),
(q) and (r) of such subsection in their entirety and substituting in lieu of such text in each such paragraph "[Reserved]"; (iii) deleting the word "and" at the end of paragraph (u) of such subsection; and (iv) deleting paragraph (v) of such subsection in its entirety and inserting in lieu thereof the following:

                 "(v) Indebtedness of Special Entities permitted to be acquired pursuant to subsection 8.5 existing on the date such Special Entities are acquired, and any refinancings thereof;

                 (w) Indebtedness incurred by all Foreign Subsidiaries organized under the laws of France, Germany, Austria, Mexico, Sweden, Finland, Canada, Poland, Brazil, Argentina, South Africa, Indonesia, Thailand, Australia or the United Kingdom in an aggregate principal amount not to exceed $280,000,000 at any one time outstanding; and

                 (x) additional Indebtedness not otherwise permitted by paragraphs (a) through (w) above, provided that the aggregate amount of such Indebtedness does not exceed $75,000,000 at any one time outstanding."

                 (e) Subsection 8.3(h) of the Credit Agreement is hereby amended by deleting the reference "subsection 8.2(f), (g), (i), (j), (k), (l),
(m), (n), (o), (p), (q), (r), (s), (t), (u) and (v)" contained in such subsection and inserting in lieu thereof the reference "subsection 8.2(f), (m),
(s), (t), (u), (v), (w) and (x)".

                 (f) Subsection 8.4 of the Credit Agreement is hereby amended by (i) deleting the amount "$50,000,000" contained in paragraph (b) of such subsection and inserting in lieu thereof the amount "$60,000,000" and (ii) deleting the amount "$70,000,000" contained in paragraph (c) of such subsection and inserting in lieu thereof the amount "$100,000,000".

                 (g) Subsection 8.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (e) of such subsection and (ii) deleting paragraph (f) of such subsection in its entirety and inserting in lieu thereof the following:

                 "(f) the Borrower and its Subsidiaries may acquire any Special Entities, provided that the aggregate purchase price of such acquisitions does not exceed $150,000,000 (less, in the case such Special Entities that become Subsidiaries of the Borrower, the aggregate amount of Indebtedness of such Special Entities at the time such Special Entities are acquired) per fiscal year; and provided, further, that up to $25,000,000 of any such permitted amount which is not expended in any fiscal year may be carried over for such acquisitions in any subsequent fiscal year; and provided, still, further, that no more than $75,000,000 per fiscal year of any such permitted amount may be expended to acquire stock or other evidence of beneficial ownership of Special Entities that do not become Subsidiaries of the Borrower.

                 (g) the Borrower or any Wholly Owned Subsidiary of the Borrower that has executed and delivered either the Subsidiary Guarantee or a Guarantor Supplement and whose capital stock has been pledged to the Agent, for the ratable benefit of the Banks, pursuant to a pledge agreement in form and substance satisfactory to the Agent may acquire, directly or indirectly, the capital stock of Masland and effect the merger of Masland with such Wholly Owned Subsidiary; provided that (i) such acquisition and merger are on terms (A) satisfactory to the Agent and (B) not materially different from the terms of the Agreement and Plan of Merger, dated May 23, 1996, by and among the Borrower, PA Acquisition Corp. and Masland, (ii) before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing and (iii) at the time of such acquisition, the Agent shall have received such legal opinions of counsel to the Borrower as the Agent shall reasonably request in respect of such acquisition and the transactions under this Agreement accompanying such acquisition."

                 (h) Subsection 8.6(e) of the Credit Agreement is hereby amended by adding (i) the phrase "and the commitments under the Additional Credit Facility" immediately following the phrase "the Commitments" contained in such subsection and (ii) the words "pro rata" immediately following the phrase "simultaneously reduced" contained in such subsection.

                 (i) Subsection 8.8 of the Credit Agreement is hereby amended by deleting the table contained therein and inserting in lieu thereof the following table:


                          "Fiscal Year               Amount
                           -----------               ------

                          1996                       $185,000,000
                          1997                       $150,000,000
                          1998                       $160,000,000
                          1999                       $135,000,000
                          2000                       $110,000,000
                          2001                       $110,000,000;"

                 (j) Subsection 8.9 of the Credit Agreement is hereby amended by (i) adding the phrase ", loans, acquisitions" immediately following the word "investments" contained in paragraph (f) of such subsection; (ii) deleting the word "and" at the end of paragraph (t) of such subsection; (iii) deleting the period at the end of paragraph (u) of such subsection and inserting in lieu thereof the word "; and"; and (iv) adding the following to the end of such subsection:

                 "(v) the acquisition, directly or indirectly, of the capital stock of Masland, provided that (i) such acquisition is on terms (A) satisfactory to the Agent and (B) not materially different from the terms of the Agreement and Plan of Merger, dated May 23, 1996, by and among the Borrower, PA Acquisition Corp. and Masland and (ii) before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing;

                 (w) investments or loans by the Borrower or its Subsidiaries to any Subsidiary which was permitted to be acquired pursuant to subsection 8.5; provided that (i) such Subsidiary, unless it is a Foreign Subsidiary, shall have executed and delivered a Guarantor Supplement and the capital stock of such Subsidiary shall have been pledged to the Agent, for the ratable benefit of the Banks, pursuant to a pledge agreement in form and substance satisfactory to the Agent and (ii) the proceeds of such investments or loans are used to refinance such Subsidiary's outstanding Indebtedness; and

                 (x) investments, loans and advances of any Subsidiary which was permitted to be acquired pursuant to subsection 8.5 which are in existence on the date such Subsidiary is acquired by the Borrower or its Subsidiaries."

                 (k) Subsection 8.18 of the Credit Agreement is hereby amended by deleting the references to "Guarantee Supplement" contained therein and inserting in lieu thereof the reference "Guarantor Supplement".

                 3.       Consents and Agreements. (a)  Pursuant to subsection
10.4 of the Credit Agreement, the Banks hereby instruct the Agent to enter into
(i) such modifications to the Security Agreements, the Pledge Agreements and the Mortgages as the Agent reasonably determines to be necessary to permit the Liens granted pursuant to such documents to secure equally and ratably the liabilities and obligations of the Borrower and its Subsidiaries under the Additional Credit Facility, (ii) such modifications to the Subsidiary Guarantee and the Additional Subsidiary Guarantee as the Agent reasonably determines to be necessary to cause such guarantees to guarantee, on a pari passu basis, the liabilities and obligations of the Borrower and its Subsidiaries under the Additional Credit Facility and (iii) an Intercreditor Agreement, in form and substance satisfactory to the Agent, pursuant to which the Agent will agree with the agent under the Additional Credit Facility that notwithstanding anything to the contrary in the Credit Agreement (A) proceeds of the security documents and guarantees described in clauses (i) and (ii) above will be applied as set forth in such clauses and (B) the Agent will take such actions under such security documents and guarantees as shall be directed by Banks under the Credit Agreement and lenders under the Additional Credit Facility holding more than 50% of the aggregate unpaid amount of loans and reimbursement obligations under the Credit Agreement and the Additional Credit Facility (the "Instructing Group"), provided that any release of any collateral or any guarantee shall be effected only if permitted by subsection 11.1 of the Credit Agreement; and such Intercreditor Agreement will contain such other provisions not inconsistent with the foregoing as the Agent shall deem reasonable and appropriate. Pursuant to subsection 10.4 of the Credit Agreement, the Banks hereby instruct the Agent to follow the instructions of the Instructing Group in connection with actions to be taken pursuant to the Security Documents, the Subsidiary Guarantee and the Additional Subsidiary Guarantee.

                 (b) The Banks consent that, notwithstanding the provisions of subsection 8.18 of the Credit Agreement, the Borrower shall not have to cause
(i) Masland and its Subsidiaries to execute and deliver Guarantor Supplements or (ii) the common stock of Subsidiaries of Masland to be pledged to the Agent, for the ratable benefit of the Banks; provided that (A) upon the Borrower or its Subsidiaries acquiring any shares of capital stock of Masland, the Borrower shall cause such shares to be pledged to the Agent, for the ratable benefit of the Banks and the banks parties to the Additional Credit Facility, pursuant to a pledge agreement in form and substance satisfactory to the Agent, (B) within 15 days after the effectiveness of the Masland Merger, the Borrower shall cause each of Masland's material domestic subsidiaries (as determined by the Agent) to execute and deliver a Guarantor Supplement and to have its common stock pledged to the Agent, for the ratable benefit of the Banks and the banks parties to the Additional Credit Facility, pursuant to a pledge agreement in form and substance satisfactory to the Agent and (C) the Agent shall receive such legal opinions of counsel to the Borrower as the Agent shall reasonably request in respect of the actions described in the foregoing clauses (A) and (B).

                 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Agent shall have received this Amendment duly executed and delivered by the Borrower, the Agent and the Required Banks.

                 5. Representations and Warranties. The Borrower represents and warrants that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                 6. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                 7. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

                 8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                 (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       LEAR CORPORATION


                                       By:
                                          ---------------------------
                                          Title:

                                       CHEMICAL BANK, as Agent and as a
                                          Bank


                                       By:
                                          ---------------------------
                                          Title:

                                       ABN AMRO BANK N.V.


                                       By:
                                          ----------------------------
                                          Title:


                                       By:
                                          ----------------------------
                                          Title:

                                       THE ASAHI BANK, LTD.


                                       By:
                                          ----------------------------
                                          Title:

                                       BANK AUSTRIA


                                       By:
                                          ----------------------------
                                          Title:

                                       BANKERS TRUST COMPANY


                                       By:
                                          ----------------------------
                                          Title:

                                       BANK OF AMERICA ILLINOIS


                                       By:
                                          ----------------------------
                                          Title:

                                        BANK OF MONTREAL


                                        By:
                                           ----------------------------
                                           Title:


                                        THE BANK OF NEW YORK


                                        By:
                                           ----------------------------
                                           Title:

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           ----------------------------
                                           Title:

                                        THE BANK OF TOKYO TRUST COMPANY


                                        By:
                                           ----------------------------
                                           Title:

                                        BANQUE PARIBAS


                                        By:
                                           ----------------------------
                                           Title:


                                        By:
                                           ----------------------------
                                           Title:

                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:
                                           ----------------------------
                                           Title:

                                        CIBC INC.


                                        By:
                                           ----------------------------
                                           Title:

                                        CITICORP USA, INC.


                                        By:
                                           ----------------------------
                                           Title:

                                           COMERICA BANK


                                           By:
                                              ----------------------------
                                              Title:

                                           COMPAGNIE FINANCIERE DE CIC ET DE
                                             L'UNION EUROPEENNE


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           COOPERATIEVE CENTRALE RAIFFEISEN -
                                             BOERENLEENBANK B.A., "RABOBANK
                                             NEDERLAND", NEW YORK BRANCH


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           CREDITANSTALT CORPORATE FINANCE,
                                             INC.


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           CREDIT LYONNAIS CHICAGO BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           CREDIT LYONNAIS CAYMAN ISLANDS
                                             BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           THE DAI-ICHI KANGYO BANK, LTD.


                                           By:
                                              ----------------------------
                                              Title:

                                           DEUTSCHE BANK AG, CHICAGO AND/OR
                                             CAYMAN ISLANDS BRANCHES


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           DRESDNER BANK AG, CHICAGO AND GRAND
                                             CAYMAN BRANCHES


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           FIRST AMERICAN NATIONAL BANK


                                           By:
                                              ----------------------------
                                              Title:

                                           FIRST BANK NATIONAL ASSOCIATION


                                           By:
                                              ----------------------------
                                              Title:

                                           THE FIRST NATIONAL BANK OF BOSTON


                                           By:
                                              ----------------------------
                                              Title:

                                           FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA


                                           By:
                                              ----------------------------
                                              Title:

                                           THE FUJI BANK, LIMITED


                                           By:
                                              ----------------------------
                                              Title:

                                           THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                             CHICAGO BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           ISTITUTO BANCARIO SAN PAOLO
                                             DI TORNIO SPA


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           KREDIETBANK N.V.


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           LEHMAN COMMERCIAL PAPER INC.


                                           By:
                                              ----------------------------
                                              Title:

                                           THE LONG-TERM CREDIT BANK OF JAPAN,
                                             LTD., CHICAGO BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           THE MITSUBISHI BANK, LIMITED
                                             (CHICAGO BRANCH)


                                           By:
                                              ----------------------------
                                              Title:

                                           THE MITSUBISHI TRUST & BANKING
                                             CORPORATION, CHICAGO BRANCH


                                           By:
                                              ----------------------------
                                              Title:


                                           MITSUI TRUST & BANKING COMPANY,
                                             LIMITED, NEW YORK BRANCH


                                           By:
                                              ----------------------------
                                              Title:


                                           NATIONAL BANK OF CANADA


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           NATIONSBANK, N.A. (CAROLINAS)


                                           By:
                                              ----------------------------
                                              Title:

                                           NBD BANK


                                           By:
                                              ----------------------------
                                              Title:

                                           THE NIPPON CREDIT BANK, LTD.


                                           By:
                                              ----------------------------
                                              Title:

                                           ROYAL BANK OF CANADA


                                           By:
                                              ----------------------------
                                              Title:

                                           THE ROYAL BANK OF SCOTLAND, PLC.


                                           By:
                                              ----------------------------
                                              Title:

                                           THE SAKURA BANK, LIMITED


                                           By:
                                              ----------------------------
                                              Title:

                                           THE SANWA BANK, LIMITED, CHICAGO
                                             BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           SOCIETE GENERALE, CHICAGO BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           SOCIETY NATIONAL BANK


                                           By:
                                              ----------------------------
                                              Title:

                                           THE SUMITOMO BANK, LIMITED,
                                             CHICAGO BRANCH


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           THE SUMITOMO TRUST & BANKING CO.,
                                             LTD., NEW YORK BRANCH


                                           By:
                                              ----------------------------
                                              Title:

                                           THE TOKAI BANK, LTD. (CHICAGO
                                             BRANCH)


                                           By:
                                              ----------------------------
                                              Title:

                                           THE TOYO TRUST AND BANKING
                                             COMPANY, LIMITED


                                           By:
                                              ----------------------------
                                              Title:

                                           VIA BANQUE


                                           By:
                                              ----------------------------
                                              Title:


                                           By:
                                              ----------------------------
                                              Title:

                                           WESTPAC BANKING CORPORATION


                                           By:
                                              ----------------------------
                                              Title:

                                           THE YASUDA TRUST & BANKING COMPANY,
                                             LTD.


                                           By:
                                              ----------------------------
                                              Title:

                          ACKNOWLEDGEMENT AND CONSENT

                 Each of the undersigned corporations as guarantors under (a) the Subsidiary Guarantee, dated as of August 17, 1995, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Corporation Mendon (f/k/a Lear Plastics Corp.), LS Acquisition Corporation No. 24, Fair Haven Industries, Inc. and Automotive Industries Manufacturing Inc. (as successor by merger to AIHI Acquisition Corp. and Automotive Industries Holding, Inc.) in favor of the Agent as supplemented by (i) the Guarantor Supplement, dated September 12, 1995, by ASAA, Inc., (ii) the Guarantor Supplement, dated December 18, 1995, by Automotive Industries Manufacturing Inc. and (iii) the Guarantor Supplement, dated May 24, 1996, by PA Acquisition Corp. and (b) the Additional Subsidiary Guarantee, dated as of December 19, 1995, made by Lear Operations Corporation and NAB Corporation in favor of the Agent hereby (i) consents to the transaction contemplated by this Amendment and
(ii) acknowledges and agrees that the guarantees contained in such Subsidiary Guarantee as supplemented by such Guarantor Supplements and such Additional Subsidiary Guarantee (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                           LS ACQUISITION CORP., NO. 14


                                           By:
                                              ----------------------------
                                              Title:

                                           LEAR SEATING HOLDINGS CORP.
                                             NO. 50


                                           By:
                                              ----------------------------
                                              Title:

                                           PROGRESS PATTERN CORP.


                                           By:
                                              ----------------------------
                                              Title:

                                           LEAR CORPORATION MENDON


                                           By:
                                              ----------------------------
                                              Title:

                                           LS ACQUISITION CORPORATION
                                             NO. 24


                                           By:
                                              ----------------------------
                                              Title:

                                           FAIR HAVEN INDUSTRIES, INC.


                                           By:
                                              ----------------------------
                                              Title:

                                           ASSA, INC.


                                           By:
                                              ----------------------------
                                              Title:


                                           AUTOMOTIVE INDUSTRIES
                                           MANUFACTURING INC.


                                           By:
                                              ----------------------------
                                              Title:

                                           LEAR OPERATIONS CORPORATION


                                           By:
                                              ----------------------------
                                              Title:

                                           NAB CORPORATION


                                           By:
                                              ----------------------------
                                              Title:

                                           PA ACQUISITION CORP.


                                           By:
                                              ----------------------------
                                              Title: